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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated October 17, 2016
to
Prospectus dated April 29, 2016

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 43 of the Prospectus before you decide to invest in our common shares.

 Prospectus Summary

        This supplement supplements and amends the section of the Prospectus entitled "Prospectus Summary—Share Repurchase Program" by deleting the second sentence of the last paragraph on page 18 in its entirety and replacing it with the following:

        We are not obligated to repurchase common shares and, if we do so, common shares will be repurchased at a repurchase price equal to the price at which our common shares are issued pursuant to our distribution reinvestment plan on the distribution date coinciding with such repurchase date.

        This supplement supplements and amends the section of the Prospectus entitled "Prospectus Summary—Share Repurchase Program" by deleting the fifth sentence of the last paragraph on page 19 in its entirety and replacing it with the following:

        We will offer to repurchase common shares on each date of repurchase at a repurchase price equal to the price at which our common shares are issued pursuant to our distribution reinvestment plan on the distribution date coinciding with such repurchase date. See "Distribution Reinvestment Plan."

        This supplement supplements and amends the section of the Prospectus entitled "Prospectus Summary—Distribution Reinvestment Plan" by deleting the second sentence of the third full paragraph on page 25 in its entirety and replacing it with the following:

        In such case, your reinvested distributions will purchase common shares at a purchase price determined by our board of trustees (or a committee thereof), in its sole discretion, that is (i) not less than the net asset value per common share determined in good faith by our board of trustees (or a committee thereof), in its sole discretion, immediately prior to the payment of the distribution (the "NAV Per Share") and (ii) not more than 2.5% greater than the NAV Per Share as of such date.

 Questions And Answers About This Offering

        This supplement supplements and amends the section of the Prospectus entitled "Questions And Answers About This Offering" by deleting the sixth sentence of the fourth answer on page 39 and replacing it with the following:

    In addition, any such repurchases will be at a repurchase price equal to the price at which our common shares are issued pursuant to our distribution reinvestment plan on the distribution date coinciding with such repurchase date.

Risk Factors

        This supplement supplements and amends the section of the Prospectus entitled "Risk Factors" by deleting the second sentence under the risk factor entitled "The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders." on page 45 and replacing it with the following:

        As a result, to the extent investors have the ability to sell their common shares to us as part of our share repurchase program, the price at which an investor may sell common shares, which we expect will be at a price that is (i) not less than the NAV Per Share and (ii) not more than 2.5% greater than the NAV Per Share as of the distribution date coinciding with such repurchase date, may be lower than what an investor paid in connection with the purchase of common shares in our offering.

Distribution Reinvestment Plan

        This supplement supplements and amends the section of the Prospectus entitled "Distribution Reinvestment Plan" by deleting the third paragraph on page 217 in its entirety and replacing it with the following:

        Prior to the closing of the public offering to which this prospectus relates, we expect to coordinate distribution payment dates so that the same price that is used for the weekly closing date on or immediately following such distribution payment date will be used to calculate the price at which common shares are issued under our distribution reinvestment plan, and your reinvested distributions will purchase common shares at a price equal to 90% of the price at which common shares are sold in our offering at the weekly closing conducted on the day of or immediately following the distribution payment date, and such price may represent a premium to our net asset value per share. Beginning November 30, 2016, cash distributions to participating shareholders will be reinvested in additional common shares at a purchase price determined by our board of trustees (or a committee thereof), in its sole discretion, that is (i) not less than the NAV Per Share and (ii) not more than 2.5% greater than the NAV Per Share as of such date. Common shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our common shares offered pursuant to this prospectus.

        This supplement supplements and amends the section of the Prospectus entitled "Distribution Reinvestment Plan" by deleting the fifth paragraph on page 217 in its entirety and replacing it with the following:

        We intend to use newly issued common shares to implement the plan. The number of common shares we will issue to you is currently calculated by dividing the total dollar amount of the distribution payable to you by a price equal to 90% of the price at which common shares are sold in the offering at the weekly closing conducted on the day of or immediately following the distribution payment date. Beginning November 30, 2016, cash distributions to participating shareholders will be reinvested in additional common shares at a purchase price determined by our board of trustees (or a committee thereof), in its sole discretion, that is (i) not less than the NAV Per Share and (ii) not more than 2.5% greater than the NAV Per Share as of such date.

 Share Repurchase Program

        This supplement supplements and amends the section of the Prospectus entitled "Share Repurchase Program" by deleting the penultimate sentence of the second paragraph on page 253 in its entirety and replacing it with the following:

        We intend to offer to repurchase common shares on each date of repurchase at a repurchase price equal to the price at which our common shares are issued pursuant to our distribution reinvestment plan on the distribution date coinciding with such repurchase date. See "Distribution Reinvestment Plan."

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  Filed pursuant to Rule 497 File No. 333-199777
FS ENERGY AND POWER FUND
Prospectus Summary
Questions And Answers About This Offering
Risk Factors
Distribution Reinvestment Plan
Share Repurchase Program